                                                                EXHIBIT 10.20.1


                      CAPSTAR BROADCASTING PARTNERS, INC.

                            1996 STOCK PURCHASE PLAN

                              ----------------

                                     PART I

                 PURPOSES; DEFINITIONS; RESERVATION OF SHARES;
                           AND PARTICIPATION IN PLAN

                                   ARTICLE I

                                    PURPOSES

       1.1 Purposes of Plan. The purpose of this Capstar Broadcasting Partners, Inc. 1996 Stock Purchase Plan the (the "Plan") is to afford certain Key Employees (as hereinafter defined) of Capstar Broadcasting Partners, Inc., a Delaware corporation (the "Company"), and any parent corporation or subsidiary corporation thereof now existing or hereafter formed or acquired (such parent and subsidiary corporations sometimes referred to herein as "Related Entities") who are expected to contribute materially to the success of the Company and any Related Entities an opportunity to acquire a proprietary interest in the Company, and thus to retain such persons and create in such persons an increased interest in and a greater concern for the welfare of the Company and any Related Entities.

                                   ARTICLE II

                                  DEFINITIONS

       2.1 Certain terms used herein shall have the meaning stated below, subject to the provisions of Section 7.1.

       "Board" or "Board of Directors" means the Board of Directors of the Company.

       "Committee" has the meaning set forth in Section 7.1 hereto.

       "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

       "Company" has the meaning set forth in Section 1.1 hereto.

       "Exercise Price" has the meaning set forth in Section 5.1 hereto.

       "Key Employee" has the meaning set forth in Section 4.1 hereto.

       "Plan" has the meaning set forth in Section 1.1 hereto.

       "Related Entity" has the meaning set forth in Section 1.1 hereto.

       "Securities Act" means The Securities Act of 1933, as amended.

       "Stock Purchase Right" means an award of a right to purchase a share of Common Stock at the Exercise Price which is granted by the Company to a Key Employee pursuant to Section 5.1 hereof.

       "Stockholders Agreement" means that certain Stockholders Agreement between the Company and each of the Key Employees in substantially the form attached hereto as Exhibit A.

       "Subsidiary" means, with respect to any person, any other person of which such first person owns or has the power to vote, directly or indirectly, securities representing a majority of the votes ordinarily entitled to be cast for the election of directors or other governing persons.

                                  ARTICLE III

                                SHARES AVAILABLE

       3.1 Shares Available Under Plan. Subject to the adjustments provided in Section 9.2, the maximum number of shares of Common Stock in respect of which Stock Purchase Rights may be granted for all purposes under the Plan shall be 3,155,000 shares. If, for any reason, any shares as to which Stock Purchase Rights have been granted cease to be subject to purchase hereunder, including the expiration of such Stock Purchase Right, the termination of such Stock Purchase Right, or the forfeiture of such Stock Purchase Right, such shares shall thereafter be available for grants under the Plan. Stock Purchase Rights granted under the Plan may be fulfilled in accordance with the terms of the Plan with (i) authorized and unissued shares of Common Stock, (ii) issued shares of such Common Stock held in the Company's treasury, or (iii) issued shares of Common Stock reacquired by the Company, in each situation as the Board of Directors or the Committee may determine from time to time.

                                   ARTICLE IV

                             PARTICIPATION IN PLAN

       4.1 Eligibility to Receive Stock Purchase Rights. Stock Purchase Rights under the Plan may be granted only to Key Employees. As used herein, the term "Key Employee" shall mean any





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
employee of the Company or any Related Entity, including officers and directors of the Company or any Related Entity who are also employees of the Company or any Related Entity, who is regularly employed on a salaried basis and who is so employed on the date of such grant, whom the Committee identifies as having a direct and significant effect on the performance of the Company or any Related Entity.

       4.2 Effect on Employment. Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Key Employee except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on (i) the Company or any of its Subsidiaries to continue the employment of any Key Employee, and (ii) any Key Employee to remain in the employ of the Company or any of its Subsidiaries.


                                    PART II

                             STOCK PURCHASE RIGHTS

                                   ARTICLE V

                             STOCK PURCHASE RIGHTS

       5.1    Grant of Stock Purchase Rights.

              (a) Award Rights. The Committee shall determine the number of shares of Common Stock covered by each Stock Purchase Right granted to each Key Employee and shall then cause to be granted to such Key Employee a Stock Purchase Right exercisable for such shares.

              (b) Term of Rights. Every Stock Purchase Right granted hereunder shall be valid for a period of no less than 30 days after the date of grant and may be valid for such longer period as the Committee may determine.

              (c) Exercise Price. The purchase price per share of Common Stock under each Stock Purchase Right shall be $1.00 per share, or such other purchase price as may be determined by the Committee (the "Exercise Price").

              (d) Form of Instrument. Each award of a Stock Purchase Right shall be made pursuant to an instrument substantially in the form attached hereto as Exhibit B. Such instrument shall specify the number of shares covered by such Stock Purchase Right, the Exercise Price, the term of such grant, and the restrictions set forth in Article VI.





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
       5.2 Exercise of Stock Purchase Right. The price per share of Common Stock with respect to each exercise of a Stock Purchase Right shall be payable at the time of such exercise. Such price shall be payable in cash by a cashier's or bank certified check or by any other means acceptable to the Committee. Stock certificates evidencing any shares of Common Stock will be issued and delivered to the person entitled thereto upon payment of the Exercise Price.

       5.3 Rights of Key Employee Prior to Exercise. A Key Employee shall not have any rights as a stockholder with respect to any share of Common Stock issuable upon exercise of a Stock Purchase Right unless and until such Key Employee shall have become the holder of record of such share by exercise of such Stock Purchase Right.

                                   ARTICLE VI

                RESTRICTIONS APPLICABLE TO STOCK PURCHASE RIGHTS

       6.1 Restrictions. Each Stock Purchase Right granted under the Plan shall contain the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the
Committee:

              (a) No Stock Purchase Right granted under the Plan may be assigned, transferred, sold, pledged, hypothecated or otherwise disposed of by a Key Employee, and any Stock Purchase Right granted to such Key Employee shall be exercisable only by such Key Employee.

              (b) No shares of Common Stock will be issued upon exercise of any Stock Purchase Right unless such Key Employee shall, at the time of such exercise, execute and deliver to the Company the Stockholders Agreement, subject to the Company's execution and delivery thereof.

              (c) Each Stock Purchase Right shall terminate by its terms and without any further action or obligation of the Company if, prior to exercise, the Key Employee's employment with the Company or any Subsidiary shall terminate for any reason.


                                    PART III

                   ADMINISTRATION, AMENDMENT AND TERMINATION
                             OF PLAN; MISCELLANEOUS

                                  ARTICLE VII

                             ADMINISTRATION OF PLAN





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       7.1    The Committee.  The Plan shall be administered by the Committee, or any successor thereto, of the Board of Directors, or by any other committee appointed by the Board of Directors to administer the Plan (the "Committee"); provided, the entire Board of Directors may act as the Committee if it chooses to do so. The number of individuals that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, and, unless that majority of the Board of Directors determines otherwise, shall be no less than two individuals. The Chairman of the Board shall be a member of the Committee at all times. A majority of the Committee shall constitute a quorum (or if the Committee consists of only two members, then both members shall constitute a quorum), and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee.

       The members of the Committee shall serve at the pleasure of the Board, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by written notice to the Board of Directors, The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused.

       7.2 Authority of Committee. The Committee shall have full and final authority to (i) prescribe, amend, modify and rescind rules and regulations relating to the Plan, (ii) make all determinations permitted or deemed necessary, appropriate or advisable for the administration of the Plan, interpret any Plan or Stock Purchase Right provision, perform all other acts, exercise all other powers, and establish any other procedures determined by the Committee to be necessary, appropriate, or advisable in administering the Plan or for the conduct of the Committee's business. Any act of the Committee, including interpretations of the provisions of the Plan or any Stock Purchase Right and determinations under the Plan or any Stock Purchase Right shall be final, conclusive and binding on all parties. The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ attorneys, consultants, accountants, or other persons and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.





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
                                  ARTICLE VIII

                               AMENDMENT OF PLAN

       8.1 Amendment of Plan. The Board of Directors shall have the right to amend, modify, suspend or terminate the Plan at any time. Except as otherwise provided above, no amendment, modification, suspension or termination of the Plan shall alter or impair any Stock Purchase Rights previously granted under the Plan, without the consent of the holder thereof.


                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONs

       9.1 Compliance with Securities Laws. The Company shall not in any event be obligated to file any registration statement under the Securities Act or any applicable state securities law to permit exercise of any Stock Purchase Right or to issue any Common Stock in violation of the Securities Act or any applicable state securities law. Each grantee shall, if requested by the Committee and as a condition to his right to exercise any Stock Purchase Right, deliver to the Company an agreement in substantially the form attached hereto as Exhibit C, containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of shares of Common Stock pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities law.

       Certificates for shares of Common Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

              THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

       This legend shall not be required for shares of Common Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.





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
       9.2 Adjustment of Shares. Unless otherwise expressly provided in a particular Stock Purchase Right, in the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, a "Reorganization"), the Common Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to a Stock Purchase Right and the per share price or value thereof shall be appropriately adjusted by the Committee to give appropriate effect to such Reorganization, such that the Stock Purchase Right shall thereafter be exercisable for such securities, cash, and/or other property as would have been received in respect of the Common Stock subject to the Stock Purchase Right had the Stock Purchase Right been exercised in full immediately prior to such event. Any fractional shares or interests resulting from such adjustment shall be eliminated.

       In the event the Company is not the surviving entity of a Reorganization and, following such Reorganization, any grantee will hold a Stock Purchase Right issued pursuant to the Plan which has not been exercised, canceled, or terminated in connection therewith, the Company shall cause such Stock Purchase Right to be assumed (or canceled and a replacement Stock Purchase Right of equivalent value issued) by the surviving entity.

       9.3 Use of Proceeds. The proceeds from the sale of Common Stock pursuant to Stock Purchase Rights granted under the Plan shall constitute general funds of the Company and may be used for such corporate purposes as the Company may determine.

       9.4 Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Stock Purchase Right nor to any Key Employee.

       9.5 Other Incentive Plans. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

       9.6 Effective Date. The Plan shall become effective on November 26, 1996, the date on which it was approved by the Board of Directors.





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                             [See EXHIBIT 10.22.1.]

                                   EXHIBIT B

                  FORM OF NOTICE OF STOCK PURCHASE RIGHT GRANT

                                                         C O N F I D E N T I A L
                                                                     Interoffice
CAPSTAR BROADCASTING PARTNERS, INC.                                   Memorandum

--------------------------------------------------------------------------------

                      NOTICE OF STOCK PURCHASE RIGHT GRANT


TO:
       --------------------

FROM:  R. Steven Hicks
       Chief Executive Officer and President

DATE:
       --------------------

       At the direction of the Committee (the "Committee") of the Board of Directors of Capstar Broadcasting Partners, Inc. (the "Company") which administers the Capstar Broadcasting Partners, Inc. 1996 Stock Purchase Plan (the "Plan"), I am pleased to notify you that the Committee has granted to you, pursuant to the Plan, a Stock Purchase Right to purchase _____________ shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company at the price of $1.00 per share (for a total purchase price of $______________). This Stock Purchase Right, granted to you as of
, 199  , expires if not exercised by 5:00 p.m., New York City time, on
, 199   or such later time as the Approvals (defined hereinafter) have been obtained or made.

       Enclosed please find the 1996 Stock Purchase Plan and two (2) copies of each of the following:

       (i)    Exercise Agreement; and

       (ii)   Stockholders Agreement.

       In order to exercise your Stock Purchase Right, you must:

       1.     Complete and sign two copies of the enclosed Exercise Agreement.

       2.     Sign two copies of the enclosed Stockholders Agreement.

       3. Deliver prior to 5:00 p.m., New York City time, on ____________________, 199__ or such later time as the Approvals have been obtained or made, the signed copies of the Exercise Agreement and the Stockholders Agreement and the purchase price payable in cash by a cashier's or bank certified check, or by such other means acceptable to the Committee, in the full amount of the purchase price of the shares you wish to purchase to:

                            Capstar Broadcasting Partners, Inc.
                            600 Congress Avenue
                            Suite 1270
                            Austin, Texas 78701
                            Attention:  R. Steven Hicks

       Your Stock Purchase Right is limited and conditioned as provided in the Plan including, but not limited to, the following:

       A. Your Stock Purchase Right may not be assigned, transferred, sold, pledged, hypothecated or otherwise disposed of, and is exercisable only by you;

       B. You must execute and deliver to the Company copies of the Exercise Agreement and the Stockholders Agreement for your shares of the Common Stock to be issued;

       C. Your Stock Purchase Right may not be exercised until such time as the Company has obtained the requisite approval or made the requisite filings under applicable federal and state securities laws (the "Approvals"); and

       D. Your Stock Purchase Right shall terminate without any further action (including notice) if, prior to exercise, your employment with the Company or any of its subsidiaries terminates for any reason.


       Review the enclosed materials carefully before determining whether to exercise your Stock Purchase Right. If you have any questions, please call me at (512) 469-7998.

Enclosures





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                                   EXHIBIT C

                           FORM OF EXERCISE AGREEMENT

                                           Name:
                                                --------------------------------
                                           No. of Shares:
                                                         -----------------------
                                           Total Amount Due
                                           (Purchase Price):
                                                            --------------------


                               EXERCISE AGREEMENT

Capstar Broadcasting Partners, Inc.
600 Congress Avenue
Suite 1270
Austin, Texas 78701
Attention:  R. Steven Hicks

Ladies and Gentlemen:

       The undersigned understands that Capstar Broadcasting Partners, Inc., a Delaware corporation (the "Company"), is offering for sale to the undersigned pursuant to the exercise of stock purchase rights granted to the undersigned under its 1996 Stock Purchase Plan (the "Plan"), a copy of which has been received and reviewed by the undersigned, up to an aggregate of ___________ shares (the "Acquired Shares") of its Common Stock, $.01 par value per share (the "Common Stock"), at an exercise price of $1.00 per share.

       1. Exercise. Subject to the terms and conditions of this Exercise Agreement (the "Agreement"), the undersigned hereby irrevocably exercises his stock purchase right and agrees to purchase the number of shares of Common Stock set forth above having an aggregate purchase price (the "Purchase Price") as set forth above.

       2. Payment. A cashier's or bank certified check made payable to "Capstar Broadcasting Partners, Inc." accompanies this Agreement in payment of the Purchase Price, net of any amount due and owing by the Company to the undersigned. The undersigned understands that no interest shall accrue on such payment pending delivery of the stock certificate(s) evidencing the undersigned's shares purchased pursuant to this Agreement.

       3. Delivery of Stock Certificates. The undersigned hereby irrevocably directs the Company to deliver the stock certificate(s) evidencing the undersigned's shares purchased pursuant to this Agreement to the undersigned at the address set forth below the undersigned's signature hereto.

       4. Adoption of Stockholders Agreement. Two signed copies of the Stockholders Agreement accompany this Agreement. The Company agrees that it shall execute and deliver one original signed copy of the Stockholders Agreement to the undersigned.

       5. Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to the Company as follows:

       (a) The undersigned is acquiring the Acquired Shares for his own account for investment, and not with a view to distribution, resale, subdivision, or fractionalization thereof; and the undersigned has no present plans to enter into any contract, undertaking, agreement, or arrangement for the distribution, resale, subdivision, or fractionalization of any of the Acquired Shares. In order to induce the Company to issue and sell the Acquired Stock, it is agreed that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of the shares comprising such Acquired Shares by anyone but the undersigned, unless and until the undersigned sells or otherwise transfers such Acquired Shares, subject to compliance with the terms hereof and the Stockholders Agreement.

       (b)    (i)    The undersigned can bear the economic risk of losing his
entire investment; (ii) his overall commitment to investments which are not readily marketable is not disproportionate to his net worth, and his investment in the Acquired Shares will not cause such overall commitment to become excessive; (iii) he has adequate means of providing for his current needs and personal contingencies and has no need for liquidity in his investment in the Acquired Shares; (iv) he has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of this investment, or has retained advisors who have such knowledge and experience; and (v) he is familiar with the business and financial condition, properties, operations and prospects of the Company.

       (c) The undersigned and/or his attorney and/or his accountant have had an opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning (i) the terms and conditions of this investment and (ii) the Company and the business and prospects of the Company, and answers have been provided to his satisfaction to all of his questions related thereto.

       (d) The undersigned recognizes that an investment in the Company involves certain risks, and he has taken full cognizance of and understands all of the risks related to the purchase of the Acquired Shares.

       (e) The address set forth below the undersigned's signature is his true and correct residence or principal place of business, and the undersigned has no present intention of becoming a resident of any other state or jurisdiction or moving his principal place of business.





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
       (f) The undersigned understands and agrees, and acknowledges that (i) it has been disclosed to him, that the Acquired Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws and that the economic risk of the investment must be borne indefinitely by the undersigned, and the Acquired Shares cannot be sold, pledged, hypothecated, or otherwise transferred unless subsequently registered under the Securities Act and such laws, or an exemption from such registration is available, and there is compliance with the requirements of the Stockholders Agreement; (ii) such registration under the Securities Act and such laws is unlikely at any time in the future; (iii) the Company is not obligated to file a notification under Regulation A of the Securities Act or a registration statement under the Securities Act or any state securities laws except as provided in the Stockholders Agreement; (iv) the benefits of Rule 144 under the Securities Act governing the possible disposition of the Acquired Shares are not currently available or anticipated to be available in the future, and the Company has not covenanted to take any action necessary to make such Rule 144 available for a limited resale of the Acquired Shares; and (v) it is not anticipated that there will be any market for resale of the Acquired Shares.

       (g) The undersigned understands and agrees, and acknowledges that the following restrictions and limitations are applicable to the undersigned's purchase and resales, pledges, hypothecations, or other transfers of the Acquired Shares, and, therefore, that the undersigned must bear the economic risk of investment in the Acquired Shares for an indefinite period of time as described in Section 5(f):

              (i) A legend will be placed on the certificates representing the Acquired Shares in substantially the following form:

              THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

              (ii) Stop transfer instructions have been or will be placed with respect to the Acquired Shares so as to restrict the resale, pledge, hypothecation, or other transfer thereof in accordance with the above legend.





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
              (iii) The legend and stop transfer instructions described in Sections 5(g)(i) and (ii) above will be placed with respect to any new certificate issued upon presentment by the undersigned of a certificate for transfer.

              (iv) Any applicable blue sky or state securities laws legends shall also be placed on the certificates representing the Acquired Shares.

       (h) The undersigned understands and agrees that his Acquired Shares shall be subject to the terms and conditions of the Stockholders Agreement.

       6. Representations and Warranties of the Company. The Company hereby represents and warrants to the undersigned as follows:

              (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

              (b) The Acquired Shares, when issued, will be duly authorized, validly issued, fully paid and nonassessable and will not be issued in violation of any preemptive or similar rights.

       7. Indemnification. The undersigned acknowledges and understands the meaning and legal consequences of the representations and warranties set forth in Section 5 hereof and that the Company has relied or will rely upon such representations, warranties, and covenants of the undersigned, and the undersigned hereby agrees to indemnify and hold harmless the Company and its officers, directors, controlling persons, agents, and employees, from and against any and all loss, claim, damage, liability, or expense, and any action in respect thereof, joint or several, to which any such person may become subject, due to or arising out of a breach of any such representation or warranty, together with all reasonable costs and expenses (including attorneys' fees) incurred by any such person in connection with any action, suit, proceeding, demand, assessment, or judgment incident to any of the matters so indemnified against. All representations and warranties contained in this Agreement, and the indemnification contained herein, shall survive the sale of the Common Stock.

       8. Plan. This Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall be controlling.

       9. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in multiple counterparts, and by the different parties hereto in separate counterparts,





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
       each of which when executed and delivered (including by facsimile transmission) shall be deemed to be an original but all of which taken together shall constitute one and the same Agreement.





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
       IN WITNESS WHEREOF, the undersigned has executed this Agreement this ____ day of __________________, 199___.





-------------------------------------------
Investor Signature




-------------------------------------------
Investor's Printed Name




-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------
Telephone No.:
              -----------------------------



Accepted as of ________________, 199___.


CAPSTAR BROADCASTING PARTNERS, INC.



By:
   ----------------------------------------
Name:  R. Steven Hicks
Title: Chief Executive Officer and President





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